UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 22, 2006
                                                 ---------------

                       A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

Delaware                                             94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
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    (Address of principal executive offices, with zip code)

                        (650) 366-2626
      -----------------------------------------------------
      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

	On August 28, 2006, A.P. Pharma, Inc., a Delaware corporation (the "Company"), announced that Gordon Sangster, Chief Financial Officer of the Company, is leaving the Company on September 12, 2006, to pursue another opportunity. Mr. Sangster will continue to act as the Company's principal financial officer and principal accounting officer until his departure. The Company has commenced a search for a new Chief Financial Officer.





                            SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  August 28, 2006        By: /s/ Michael O'Connell
     -----------------           ----------------------
                                 Michael O'Connell
                                 Chief Executive Officer